UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  June 23, 2006
                Date of Report (Date of earliest event reported)



                                 ANTIGENICS INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                  000-29089                06-1562417
 (State or other jurisdiction       (Commission             (IRS Employer
        of incorporation)           File Number)         Identification No.)

        630 Fifth Avenue, Suite 2100
              New York, NY 10111                               10111
   (Address of principal executive offices)                 (Zip Code)

                                  212-994-8200
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01   Regulation FD Disclosure

On June 23, 2006, Antigenics Inc. announced that a purported class action complaint was filed on June 16, 2006 in the United States District Court for the District of New Mexico by Steven J. Tuckfelt on behalf of himself and all others similarly situated against Antigenics Inc. and our chief executive officer, Garo
H. Armen, PhD. The full text of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this current report on Form 8-K.



Item 9.01 Financial Statements and Exhibits


         (d) Exhibits


The following exhibit is furnished herewith:

99.1 Press Release dated June 23, 2006




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ANTIGENICS INC.

Date: June 23, 2006
                             By: /s/ Garo H. Armen
                             ------------------------------------
                             Garo H. Armen, Ph.D.
                             Chairman and Chief Executive Officer




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                                 EXHIBIT INDEX


Exhibit No.       Description of Exhibit

99.1              Press Release dated June 23, 2006